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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2003

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15525 (Commission file number)	36-4316614 (IRS Employer Identification No.)
One Edwards Way, Irvine, California (Address of principal executive offices)		92614 (Zip Code)

(949) 250-2500
Registrant's telephone number, including area code

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99
  Press release, dated July 22, 2003, reporting Edwards Lifesciences' financial results for the second quarter 2003.

Item 9.    Regulation FD Disclosure.

        The following information is furnished pursuant to Item 9—Regulation FD Disclosure and Item 12—Disclosure of Results of Operations and Financial Condition.

        On July 22, 2003, Edwards Lifesciences Corporation, a Delaware corporation, issued a press release setting forth Edwards Lifesciences' second quarter 2003 financial results. A copy of the press release is attached as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003
EDWARDS LIFESCIENCES CORPORATION
	By:	/s/ BRUCE P. GARREN Bruce P. Garren Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated July 22, 2003, reporting Edwards Lifesciences' financial results for the second quarter 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX